SECOND AMENDMENT AGREEMENT
This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of the 4th day of August, 2017 among:
(a)    SIFCO INDUSTRIES, INC., an Ohio corporation (the “Borrower”);

(b)    the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c)    KEYBANK NATIONAL ASSOCIATION, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit and Security Agreement, dated as of November 9, 2016 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.    Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Availability Block”, “Fixed Charge Coverage Ratio”, “Maximum Revolving Amount” and “Total Commitment Amount” therefrom and to insert in place thereof, respectively, the following:

“Availability Block” means (a) for the period from the Second Amendment Effective Date through the Availability Block Increase Termination Date, an amount equal to Four Million Dollars ($4,000,000), and (b) at all times thereafter, an amount equal to Three Million Dollars ($3,000,000).

“Fixed Charge Coverage Ratio” means, as determined for the most recently completed four fiscal quarters of the Borrower, on a Consolidated basis, the ratio of (a) the total of (i) Consolidated EBITDA, minus (ii) Consolidated Unfunded Capital Expenditures, minus (iii) Consolidated Income Tax Expense paid in cash, minus (iv) Capital Distributions paid in cash; to (b) Consolidated Fixed Charges; provided that, notwithstanding the foregoing

(A) for the fiscal quarter ending December 31, 2017, the Fixed Charge Coverage Ratio shall be measured for the most recently completed fiscal quarter, (B) for the fiscal quarter ending March 31, 2018, the Fixed Charge Coverage Ratio shall be measured for the most recently completed two fiscal quarters, (C) for the fiscal quarter ending June 30, 2018, the Fixed Charge Coverage Ratio shall be measured for the most recently completed three fiscal quarters, and (D) for the fiscal quarter ending September 30, 2018 and each fiscal quarter thereafter, the Fixed Charge Coverage Ratio shall be measured for the most recently completed four fiscal quarters.

“Maximum Revolving Amount” means Thirty Million Dollars ($30,000,000), as such amount may be decreased pursuant to Section 2.9(e) hereof.

“Total Commitment Amount” means the sum of (a) the Maximum Revolving Amount, plus (b) the principal outstanding on the Term Loan, as such amount may be decreased pursuant to Section 2.9(e) hereof.

2.    Amendment to Definition of “Borrowing Base”. The definition of “Borrowing Base” is hereby amended to delete subpart (d) therefrom and to insert in place thereof the following:

(d)    the Availability Block; minus

3.    Amendment to Definition of “Permitted Foreign Subsidiary Loans, Guaranties and Investments”. The definition of “Permitted Foreign Subsidiary Loans, Guaranties and Investments” is hereby amended to delete subpart (c) therefrom and to insert in place thereof the following:

(c)    [Reserved]; and

4.    Deletion of Definition in the Credit Agreement. The Credit Agreement is hereby amended to delete the definition of “Availability Block Period” therefrom.

5.    Additions to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Availability Block Increase Termination Date” means the date on which the Administrative Agent shall have received, and conducted, without undue delay, a satisfactory review (as confirmed by the Administrative Agent in writing to the Borrower) of all of the following:

(a)    the projected financial statements of the Companies delivered pursuant to Section 5.3(k) hereof for the 2018 fiscal year of the Borrower;

(b)    the report provided by the Financial Consultant pursuant to Section 5.35 hereof; and

(c)    the Consolidated financial statements of the Companies delivered pursuant to Section 5.3(b) hereof (and the accompanying Compliance Certificate) for the calendar month ending March 31, 2018, which shall evidence compliance with the Fixed Charge Coverage Ratio as set forth in Section 5.7(a) hereof.

“Financial Consultant” means that term as defined in Section 5.35 hereof.

“Irish Real Estate” means that certain real estate owned by SIFCO Turbine Components Services LLC, located at 1st floor, 6 Lapp’s Quay, Cork, T12 VY7W, Ireland.

“Second Amendment Effective Date” means August 4, 2017.

6.    Amendment to Financial Covenant Provisions. Section 5.7 of the Credit Agreement is hereby amended to delete subsections (a) and (b) therefrom and to insert in place thereof, respectively, the following:

(a)    Fixed Charge Coverage Ratio. The Borrower shall not suffer or permit at any time the Fixed Charge Coverage Ratio to be less than 1.10 to 1.00 on December 31, 2017 and thereafter.

(b)    Minimum EBITDA. The Borrower shall not suffer or permit Consolidated EBITDA to be less than One Million Dollars ($1,000,000) for the most recently completed four fiscal quarters ending September 30, 2017.

7.    Amendment to Covenant Provisions. Article V of the Credit Agreement is hereby amended to delete Section 5.29 therefrom and to insert in place thereof the following new Section 5.29, and to add the following new Sections 5.34, 5.35 and 5.36 at the end thereof:

Section 5.29. [Reserved].

Section 5.34. Sale of Irish Real Estate. The Borrower shall, (a) on or before September 15, 2017, deliver to the Administrative Agent a copy of a letter of intent or purchase agreement which shall provide for the sale of the Irish Real Estate (such sale to be on terms reasonably satisfactory to the Administrative Agent), and (b) on or before November 30, 2017, consummate the sale of the Irish Real Estate, with the proceeds thereof (net of costs, expenses and taxes, including any taxes related to repatriation of funds) to be applied:

(i)    first, to the payments of principal on the Term Loan in the inverse order of their respective maturities, in an aggregate amount equal to Seven Hundred Thousand Dollars ($700,000); and

(ii)    second, to any outstanding Revolving Loans, without a permanent reduction to the Maximum Revolving Amount.

Section 5.35. Financial Consultant. The Borrower shall, on or prior to August 4, 2017, retain an outside financial consultant, mutually acceptable to the Administrative Agent and the Borrower (the “Financial Consultant”), to:

(a)    review and approve the projected financial statements of the Companies, to be delivered pursuant to Section 5.3(k) hereof for the fiscal year ending December 31, 2018, and any detailed assumptions, including, but not limited to, standard costs, backlog and capital expenditures;

(b)    prepare and/or review and approve a rolling thirteen (13) week cash flow projection model of the Companies, prepared on a consolidated and consolidating (in accordance with GAAP) basis, consistent with GAAP and in form and detail reasonably satisfactory to the Administrative Agent;

(c)    prepare a summary overview of the operations conducted at the plant of the Companies located in Orange, California, including commentary on any related improvements that can be made or are implemented and achievable; and

(d)    otherwise review and evaluate (the scope to be satisfactory to the Administrative Agent) the financial condition of the Companies.

The Borrower hereby agrees to pay all fees, costs and expenses of the Financial Consultant for all work related to the Companies. The Borrower also agrees (i) that the Administrative Agent, the Lenders and the Financial Consultant may communicate directly with each other on all matters pertaining to or related in any way to the engagement or findings of the Financial Consultant regarding the Companies, their financial condition or otherwise, and (ii) to fully cooperate with the Administrative Agent, the Lenders and the Financial Consultant with respect to matters pertaining to or related to the engagement or findings of the Financial Consultant. The Borrower hereby waives any right to confidentiality or privacy obligations of the Financial Consultant, the Administrative Agent and the Lenders, and waives and releases any claims that it may have against the Administrative Agent or the Lenders with respect to any communications among any of the Administrative Agent, the Lenders and the Financial Consultant.

Section 5.36. Conference Calls. Commencing on August 7, 2017 at approximately 5:00 P.M. (Eastern time), and continuing as frequently as the Administrative Agent may reasonably request, but no less frequently than every other Monday thereafter (or any other time and date as may be mutually agreeable to the Administrative Agent and the Borrower), the Borrower shall make itself available for conference calls with the Administrative Agent and the Lenders in order to respond to any questions with respect to the progress of the work conducted by the Financial Consultant pursuant to Section 5.35 hereof, and the financial condition of the Companies or any other matters related to the Companies.

8.    Amendment to Schedule 1. The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) therefrom and to insert in place thereof a new Schedule 1 in the form of Schedule 1 hereto.

9.    Closing Deliveries. Concurrently with the execution of this Amendment, the Borrower shall:

(a)    pay an amendment fee to the Administrative Agent, for the benefit of the Lenders, in the amount of Sixty Thousand Dollars ($60,000);

(b)    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(c)    pay all legal fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

10.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any material law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the Second Amendment Effective Date as if made on the Second Amendment Effective Date, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, moratorium and similar laws and by equitable principles, whether considered at law or in equity.

11.    References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

12.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

13.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

14.    Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

15.    Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF THE ADMINISTRATIVE AGENT OR THE LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment in Cleveland, Ohio as of the date first set forth above.

SIFCO INDUSTRIES, INC. By: /s/Peter Knapper Peter Knapper President and Chief Executive Officer

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender By: /s/Michael P. Gutia Michael P. Gutia Vice President

Signature Page to
Second Amendment Agreement

PRESIDENTIAL FINANCIAL CORPORATION By: /s/Dennis Schlesner Dennis Schlesner President

Signature Page to
Second Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of August 4, 2017. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF THE ADMINISTRATIVE AGENT AND LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, LENDERS AND THE UNDERSIGNED.

GENERAL ALUMINUM FORGINGS, LLC T & W FORGE, LLC QUALITY ALUMINUM FORGE, LLC By: /s/Peter Knapper Peter Knapper President

Signature Page to
Guarantor Acknowledgment and Agreement

SCHEDULE 1

COMMITMENTS OF LENDERS

LENDERS	REVOLVING CREDIT COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	TERM LOAN COMMITMENT PERCENTAGE	TERM LOAN COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	62.1474508300000%	$18,644,235.25	62.1474508300000%	$2,573,122.00	$21,217,357.25
Presidential Financial Corporation	37.8525491700000%	$11,355,764.75	37.8525491700000%	$1,567,228.03	$12,922,992.78
Total Commitment Amount	100%	$30,000,000	100%	$4,140,350.03	$34,140,350.03

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